BIONDO FOCUS FUND
SCHEDULE OF INVESTMENTS (Unaudited)
March 31, 2023

Shares		Fair Value
	COMMON STOCKS — 92.7%
	BIOTECH & PHARMA - 1.7%
5,000	Moderna, Inc.(a)	$ 767,900

	E-COMMERCE DISCRETIONARY - 3.9%
17,500	Amazon.com, Inc.(a)	1,807,575

	INTERNET MEDIA & SERVICES - 4.5%
20,000	Alphabet, Inc., Class A(a)	2,074,600

	MEDICAL EQUIPMENT & DEVICES - 31.2%
22,500	Edwards Lifesciences Corporation(a)	1,861,425
20,000	Exact Sciences Corporation(a)	1,356,200
2,500	IDEXX Laboratories, Inc.(a)	1,250,200
9,000	Illumina, Inc.(a)	2,092,950
22,500	Intuitive Surgical, Inc.(a)	5,748,075
10,000	Shockwave Medical, Inc.(a)	2,168,300
		14,477,150
	SEMICONDUCTORS - 7.0%
11,750	NVIDIA Corporation	3,263,798

	SOFTWARE - 15.6%
5,750	Adobe, Inc.(a)	2,215,878
9,500	Atlassian Corp plc, Class A(a)	1,626,115
4,700	ServiceNow, Inc.(a)	2,184,184
25,000	Shopify, Inc., Class A(a)	1,198,500
		7,224,677
	TECHNOLOGY HARDWARE - 12.5%
35,000	Apple, Inc.	5,771,500

	TECHNOLOGY SERVICES - 16.3%
30,000	Block, Inc., Class A(a)	2,059,500
15,000	Mastercard, Inc., Class A	5,451,149
		7,510,649

BIONDO FOCUS FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
March 31, 2023

Shares		Fair Value
COMMON STOCKS — 92.7% (Continued)

	TOTAL COMMON STOCKS (Cost $23,139,017)	$ 42,897,849

RIGHTS – 0.0%
18,500	ABIOMED, Inc. - CVR(a)(b)(c)	-

SHORT-TERM INVESTMENT — 7.5%
MONEY MARKET FUND - 7.5%
3,467,545	First American Treasury Obligations Fund, Class X, 4.72% (Cost $3,467,545)(d)	3,467,545

	TOTAL INVESTMENTS - 100.2% (Cost $26,606,562)	$ 46,365,394
	LIABILITIES IN EXCESS OF OTHER ASSETS - (0.2)%	(70,058)
	NET ASSETS - 100.0%	$ 46,295,336

CVR	- Contingent Value Rights
PLC	- Public Limited Company

(a)	Non-income producing security.
(b)	Illiquid security.
(c)	Valued using unobservable inputs and fair valued by the advisor.
(d)	Rate disclosed is the seven day effective yield as of March 31, 2023.